Consolidated Statements of Comprehensive Income (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Profit or loss [abstract]
Revenue	$ 468	$ 401
Other income	16	31
Research and development costs	(2,413)	(2,010)
Administrative costs	(1,849)	(1,656)
Loss from operations	(3,778)	(3,234)
Finance income	404
Finance expense	(24)	(156)
Loss before tax	(3,398)	(3,390)
Taxation	337	236
Loss for the period attributable to the owners of the parent	(3,061)	(3,154)
Items that will or may be reclassified subsequently to profit or loss:
Total other comprehensive gain net of tax
Total comprehensive loss attributable to the owners of the parent	$ (3,061)	$ (3,154)
Loss per share
Basic and diluted loss per ordinary share - pence	$ (3)	$ (5)